UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 8, 2004

Date of report (date of earliest event reported)

EMISPHERE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-10615

(Commission File Number)

13-3306985

(I.R.S. Employer Identification Number)

765 Old Saw Mill River Road, Tarrytown, New York	10591

(Address of principal executive offices)	(Zip Code)

(212) 807-9060

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5.     Other Events.

          On July 8, 2004, Emisphere Technologies, Inc. issued a press release announcing its filing of a shelf registration statement on Form S-3 with the Securities and Exchange Commission.  Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of such press release.

Item 7.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

Exhibit 99.1	Press Release of Emisphere Technologies, Inc. dated July 8, 2004.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMISPHERE TECHNOLOGIES, INC.

Date: July 8, 2004	By:

	Name:	Michael Goldberg
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, issued July 8, 2004.

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